Boston Trust Midcap Fund
Boston Trust Small Cap Fund
Walden Small Cap Innovations Fund

Each a series of The Coventry Group

Supplement dated December 4, 2009
to the Prospectus Dated August 1, 2009

Effective December 4, 2009, the Boston Trust Midcap Fund, Boston Trust Small Cap Fund and Walden Small Cap Innovations Fund will eliminate the redemption fee currently assessed on shares redeemed within 60 days of purchase. All references to redemption fees in the prospectus are, therefore, deleted.

This Supplement and the prospectus dated August 1, 2009 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information dated August 1, 2009 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.